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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 18, 2002


                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of December 1, 2001, providing for the issuance of
                           Asset-Backed Certificates,
                                 Series 2001-4)
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             (Exact name of registrant as specified in its charter)
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         Delaware                    333-41712                33-0917586
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
    of Incorporation)               File Number)        Identification Number)

  1100 Town & Country Road
        Suite 1600
    Orange, California                                          92868
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code:  (714) 541-5378
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Item 5.  Other Events

Amendment to the Pooling and Servicing Agreement

         In connection with the securitization referred to as Long Beach Mortgage Loan Trust 2001-4, Asset-Backed Certificates, Series 2001-4, Long Beach Securities Corp. as the depositor (the "Depositor"), Long Beach Mortgage Company, as master servicer (the Master Servicer"), Federal National Mortgage Association, as guarantor of the Class I-A Certificates and the Class I-S Certificates (the "Guarantor"), First Union National Bank, as trustee (the "Trustee"), and Bankers Trust Company of California, N.A., as trust administrator (the "Trust Administrator"), previously entered into that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of December 1, 2001. On January 18, 2002, the Pooling and Servicing Agreement was amended by Amendment No. 1 (the "Amendment") to the Pooling and Servicing Agreement dated and effective as of January 18, 2002, by and among the Depositor, the Master Servicer, the Guarantor, the Trustee, and the Trust Administrator with the consent of the NIMS Insurer (as defined in the Pooling and Servicing Agreement). The Amendment is attached hereto as Exhibit 4.1.

Item 7.  Financial Statements and Exhibits

         (a)   Not applicable

         (b)   Not applicable

         (c)   Exhibits

    Exhibit No.                        Description
    ----------                         -----------

       4.1 Amendment No. 1 to the Pooling and Servicing Agreement dated and effective as of January 18, 2002, by and among Long Beach Securities Corp., as depositor, Long Beach Mortgage Company, as master servicer, Federal National Mortgage Association, as guarantor of the Class I-A Certificates and the Class I-S Certificates, First Union National Bank, as trustee, and Bankers Trust Company of California, N.A., as trust administrator.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 25, 2002

                                  LONG BEACH SECURITIES CORP.


                                  By: /s/ JEFFERY A SORENSEN
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                                  Name: Jeffery A Sorensen
                                  Title: Vice President






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                                Index to Exhibits
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                                                                 Sequentially
    Exhibit No.            Description                           Numbered Page
    ----------             -----------                           -------------

       4.1        Amendment No. 1 to the Pooling and                   5
                  Servicing Agreement dated and effective
                  as of January 18, 2002, by and among
                  Long Beach Securities Corp., as
                  depositor, Long Beach Mortgage Company,
                  as master servicer, Federal National
                  Mortgage Association, as guarantor of
                  the Class I-A Certificates and the Class
                  I-S Certificates, First Union National
                  Bank, as trustee, and Bankers Trust
                  Company of California, N.A., as trust
                  administrator.






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